UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2023

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Cedarbrook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 440-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Rocket Pharmaceuticals, Inc. (the “Company”), was held on June 22, 2023 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 71,724,582 shares of common stock, or approximately 89.14% of the total outstanding shares eligible to be voted. The holders present voted on the three proposals presented at the Annual Meeting as follows.

Proposal One - Election of Directors

The Company’s stockholders approved the election of nine directors to the Company’s Board of Directors (“Board”) by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elisabeth Björk, M.D., Ph.D.	58,915,886	5,451,837	7,356,859
Carsten Boess	63,048,327	1,319,396	7,356,859
Pedro Granadillo	61,204,270	3,163,453	7,356,859
Gotham Makker, M.D.	63,073,636	1,294,087	7,356,859
Fady Malik, M.D., Ph.D.	63,180,648	1,187,075	7,356,859
Gaurav Shah, M.D.	63,113,152	1,254,571	7,356,859
David P. Southwell	59,390,944	4,976,779	7,356,859
Roderick Wong, M.D.	62,388,033	1,979,690	7,356,859
Naveen Yalamanchi, M.D.	44,198,874	20,168,849	7,356,859

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
70,820,279	901,600	2,703

Proposal Three - Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Section 14A of the Exchange Act, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the narrative disclosures that accompany the compensation tables. The final votes were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,821,833	10,527,507	18,383	7,356,859

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: June 23, 2023	By:	/s/ Gaurav Shah, MD
Gaurav Shah, MD
Chief Executive Officer and Director